SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                -----------------


                                   FORM 8-K/A
                                 AMENDMENT NO. 1


                                 CURRENT REPORT
                       PURSUANT TO SECTION 13 OR 15(D) OF
                       THE SECURITIES EXCHANGE ACT OF 1934



Date of report (Date of earliest event reported)            May 9, 2002
                                                 -------------------------------


                            WIRELESS SYNERGIES, INC.
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               (Exact Name of Registrant as Specified in Charter)


     NEVADA                         000-32229             76-0616474
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(State or Other Jurisdiction       (Commission             (IRS Employer
    of Incorporation)              File Number)          Identification No.)


21700 OXNARD STREET, SUITE 1030, WOODLAND HILLS, CA                91367
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(Address of principal executive office)                          (Zip Code)



Registrant's telephone number, including area code          (818)-593-2225
                                                   -----------------------------


                                      NONE
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          (Former Name or Former Address, if changed Since Last Report)



                              (Page 1 of 3 pages)

ITEM 4.  CHANGES IN REGISTRANT'S CERTIFYING ACCOUNTANT

      Wireless Synergies, Inc. (the "Company") has previously provided information with respect to the cessation of the client-auditor relationship between the Company and Stefanou & Company, LLP ("Stefanou") as its independent accountants by Report on Form 8-K, filed on April 29, 2002 ("Form 8-K"). The Company received Stefanou's letter dated April 30, 2002 on May 9, 2002 regarding the Company's Form 8-K, and has included such letter as an Exhibit hereto.

ITEM 7.  FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS.

         (a)   Not Applicable

         (b)   Not Applicable

         (c) The following Exhibit is filed as part of this Current Report on Form 8-K/A:

               16 Letter from Stefanou & Company, LLP to the Securities and Exchange Commission, dated April 30, 2002, concerning the statements made by the Company on its Form 8-K.



                              (Page 2 of 3 pages)

                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.



                                             Wireless Synergies, Inc.


                                             By:/s/John Guidon
                                                -------------------------------
                                                Name:  John Guidon
                                                Title: Chief Executive Officer


Dated:  May 9, 2002


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